UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 15, 2007

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)



            Kentucky                      1-13661                61-1137529
            --------                      --------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 15, 2007, the Board of Directors of S.Y. Bancorp, Inc. elected Richard A. Lechleiter to the Company's Board of Directors. They also appointed him to the Audit Committee of the Board of Directors. Lechleiter (age 49), a Certified Public Accountant, is Chief Financial Officer of Kindred Healthcare, Inc., a Fortune 500 healthcare services company based in Louisville. Lechleiter joined Kindred's predecessor company in 1995 and, during his tenure with the company, he has served in various financial capacities. Prior to joining Kindred, Lechleiter held various positions with Columbia/HCA Healthcare Corp., Galen Health Care, and Humana Inc. On May 16, 2007, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing the election of Mr. Lechleiter to the Company's Board of Directors.

Lechleiter's annual compensation as a Board member is in accordance with guidelines set forth in the Company's proxy statement dated March 21, 2007. As a new member of the Board, he will receive an option to purchase 1,000 shares of common stock. These options have a ten-year term, vest at the rate of 20% per year, and have a strike price of 100% of the closing market price of the Company's common stock on the grant date. He may receive additional stock options and/or grants in the future as approved by the Board of Directors. Additionally, he participates in the Company's customary benefit plans and programs for Board members.

There were no understandings or arrangements with any person regarding Lechleiter's election to the Board, and there are no family relationships between he and any other officer or director of the Company. He has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   D.      Exhibits

           99.1      Press Release dated May 16, 2007.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 16, 2007                 S.Y. BANCORP, INC.

                                     By:   /s/ Nancy B. Davis
                                           -----------------------------------
                                             Nancy B. Davis, Executive Vice
                                             President, Treasurer and Chief
                                             Financial Officer